PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Annual Report to Stockholders for Liberty Term Trust, Inc.--1999 for the 12-month period from January 1, 1997 through December 31, 1997. The report begins with a review of the fund's objective and investments, and includes a complete listing of its portfolio and financial statements.

As a closed-end investment company, Liberty Term Trust, Inc.--1999 pursues high monthly income and seeks to return full value of the principal of your shares in the year 1999. At the end of the reporting period, 46% of the fund's net assets were invested in U.S. government securities. The remaining assets were invested in AAA-rated long-term municipal securities, a collateralized mortgage obligation, mutual fund shares, and a repurchase agreement.

Over the reporting period, dividends paid to shareholders by the fund's portfolio of investments totaled $0.43 per share. At the end of the reporting period, the fund's assets totaled $38.8 million.

Shares are actively traded on the New York Stock Exchange under the symbol LTT, and can be purchased through your investment representative. Thank you for pursuing investment income through Liberty Term Trust, Inc.--1999. Your comments or suggestions are always welcome.

Sincerely,

[Graphic]

Richard B. Fisher
President
February 15, 1998

                              INVESTMENT REVIEW

Balanced budgets, reduced Treasury supply and the turmoil in the Asian sector were the key events that shaped the course of interest rates during 1997. The pivotal event of 1997 was the Asia currency and financial crisis, which intensified in the fourth quarter. This event brought bond yields below 6% to close out 1997. The impact to the shape of the yield curve was a pronounced flattening to less than 30 basis points with the long rallying on positive inflation fundamentals while the two-year yield was targeted near the fund's rate by the Federal Reserve Board's on-hold policy.

The performance of the mortgage market over the course of 1997 was stellar, as the pass-through market outperformed comparable duration matched treasuries by 130 basis points. The majority of the mortgage market's strong performance over Treasuries occurred in the first half of 1997. During this period, the mortgage market was the beneficiary of a trading range environment in the U.S. Treasury market, low volatility and tightening spreads. The second half of 1997 proved to be less favorable as intrest rates declined on the 10-year U.S. Treasury by 75 basis points, the yield curve flattened, and volatility increased. The interest rate rally in the Treasury market has brought mortgage rates down to the lows last seen in early 1996 and has greatly increased prepayment risk within the mortgage backed sector. Given this environment, the basic theme throughout 1997 was to favor securities that offered prepayment protection.

The fund during the annual reporting period continued to overweight mortgage-backed securities and the share repurchase program. During the 12-month reporting period, the fund repurchased 547,600 shares, 11.0% of those originally issued. The fund intends to continue repurchasing shares offered at a discount to net asset value as a means of increasing shareholder value. Transaction activity also included purchases of other target term trusts with comparable investment objectives which were selling at 7-8 percent discounts to net asset value.

Given the events in the bond market over the last several years, the fund's net asset value has not returned to the highs of 1993. A combination of unprecedented mortgage prepayments in 1993 and a severe bear market in fixed-income securities in 1994, caused the fund and other term trusts investing in mortgage-backed securities to realize significant losses. Therefore, it will be difficult for the fund to meet its investment objective by 1999. The fund's investment adviser will continue to review the fund's investment policies and limitations and may recommend further changes that, in the adviser's opinion, could enhance the fund's ability to offset its current realized losses.

An Annual Meeting of the Stockholders of Liberty Term Trust, Inc.--1999 was held on May 16, 1997. On March 19, 1997, the record date for stockholders voting at the meeting, there were 4,774,818 total outstanding shares. The following items were considered by the stockholders and the results of their voting were as follows:

                                                              WITHHELD
                                                              AUTHORITY
   AGENDA ITEM         FOR          AGAINST     ABSTAIN        TO VOTE
 1.Election of
 Class I
 Directors*
 John T. Conroy,        3,955,495           0            0          68,272
 Jr.
 Peter E. Madden        3,954,095           0            0          69,672
 Wesley W.              3,952,337           0            0          71,429
 Posvar
 Marjorie P.            3,955,595           0            0           68,172
 Smuts
 2.To ratify the selection by the Board of Directors of the
   firm of Ernst & Young LLP as Independent Auditors for the
   fund.
                        3,973,765       9,310       40,691                0
* The following Directors of the fund continued their terms as Directors of the fund: John F. Donahue, Thomas G. Bigley, William J. Copeland, J. Christopher Donahue, James E. Dowd, Lawerance D. Ellis, M.D., Edward L. Flaherty, Jr., Gregor F. Meyer and John E. Murray, Jr.

                          PORTFOLIO OF INVESTMENTS

                       LIBERTY TERM TRUST, INC.--1999

                             DECEMBER 31, 1997

      PRINCIPAL
       AMOUNT                                                          CREDIT
      OR SHARES                                                        RATING*         VALUE
 LONG-TERM MUNICIPAL OBLIGATIONS--12.8%
 PENNSYLVANIA--3.3%
 $          1,400,000 Allegheny County, PA, Sanitation Authority Sewer AAA/Aaa  $         1,297,660
                      Revenue Bonds, Series A (FGIC Insured),
                      12/1/1999
 TEXAS--2.8%
            1,145,000 Austin, TX, Capital Appreciation Refunding &      AAA/NR            1,071,553
                      Improvement LT GO Bonds (FGIC Insured), 9/1/1999
 UTAH--6.7%
            2,770,000 Utah Associated Municipal Power Systems Revenue  AAA/Aaa            2,608,315
                      Bonds, (HunterProject)/ (AMBAC Insured),
                      7/1/1999
                          TOTAL LONG-TERM MUNICIPAL OBLIGATIONS                           4,977,528
                      (IDENTIFIED COST $4,891,698)
 CLOSED-END MUTUAL FUND ISSUES--35.1%
              300,000 Hyperion 1999 Term Trust, Inc.                     AAA              2,081,250
            1,000,000 Income Opportunities Fund 1999, Inc.                --              9,562,500
              205,000 Income Opportunities Fund 2000, Inc.                --              1,973,125
                          TOTAL CLOSED-END MUTUAL FUND ISSUES                            13,616,875
                      (IDENTIFIED COST $12,868,480)
 U.S. GOVERNMENT AGENCY OBLIGATIONS--46.0%
 (A)FEDERAL HOME LOAN MORTGAGE CORP. REMIC--7.7%
 $          3,000,000 5.85%, Series 1492-D, 5/15/2017                     --              2,990,250
 FEDERAL NATIONAL MORTGAGE ASSOCIATION--4.9%
            1,949,771 5.00%, 8/1/2001                                     --              1,897,985
 (A)FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC--29.2%
            5,318,394 6.03%, Series 96-43A, 10/25/2003 (Principal         --              4,555,683
                      Only)
            5,800,000 6.25%, Series 96-69PD, 12/18/2019                   --              5,810,730
            2,250,000 6.50%, Series 97-9H, 3/25/2027 (Interest Only)      --                968,198
                          TOTAL                                                          11,334,611
 U.S. TREASURY BILLS--2.2%
              685,000 (b)5.33%, 6/25/1998                                 --                667,957
              200,000 (b)5.625%, 4/2/1998                                 --                197,458
                      TOTAL                                                                 865,415
 U.S. TREASURY NOTES--2.0%
              770,000 5.875%, 11/15/1999                                  --                773,003
                          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                       17,861,264
                      (IDENTIFIED COST $17,374,559)

 LIBERTY TERM TRUST, INC. -- 1999

      PRINCIPAL                                                        CREDIT
       AMOUNT                                                          RATING*         VALUE
 COLLATERALIZED MORTGAGE OBLIGATION--4.6%
 $         22,889,741 First Union/Lehman Brothers Commercial Mortgage  AAA/Aaa  $         1,788,375
                      Trust, Series 1997-C1, 1.307% (Interest Only),
                      4/18/2029
                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                       1,788,375
                      (IDENTIFIED COST $1,756,039)
 (C)REPURCHASE AGREEMENT--1.3%
              495,000 BT Securities Corp., 6.60%, dated 12/31/1997,       --                495,000
                      due 1/2/1998 (at amortized cost)
                      TOTAL INVESTMENTS                                                $ 38,739,042
                      (IDENTIFIED COST $37,385,776)(D)

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(a) Because of monthly principal payments, the average lives of REMICs are less than the indicated periods.

(b) Represents rate of discount at the time of purchase.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $37,385,776. The net unrealized appreciation of investments on a federal tax basis amounts to $1,353,266 at December 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($38,843,541) at December 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Bond Assurance Corporation
FGIC --Financial Guaranty Insurance Company
GO --General Obligation
LT --Limited Tax
REMIC --Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF ASSETS AND LIABILITIES

                       LIBERTY TERM TRUST, INC.--1999

                             DECEMBER 31, 1997

 ASSETS:
 Total investments in securities, at value (identified and tax cost                   $  38,739,042
 $37,385,776)
 Cash                                                                                         4,885
 Income receivable                                                                          247,467
   Total assets                                                                          38,991,394
 LIABILITIES:
 Income distribution payable                                               $ 131,206
 Accrued expenses                                                             16,647
   Total liabilities                                                                        147,853
 NET ASSETS FOR 4,365,418 SHARES OUTSTANDING                                          $  38,843,541
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $  44,308,990
 Net unrealized appreciation of investments                                               1,353,266
 Accumulated net realized loss on investments and futures contracts                     (6,919,203)
 Undistributed net investment income                                                        100,488
   Total Net Assets                                                                   $  38,843,541
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 $38,843,541 / 4,365,418 shares outstanding                                           $        8.90

(See Notes which are an integral part of the Financial Statements)

                           STATEMENT OF OPERATIONS

                       LIBERTY TERM TRUST, INC.--1999

                        YEAR ENDED DECEMBER 31, 1997

 INVESTMENT INCOME:
 Dividends                                                                              $   700,402
 Interest (net of dollar roll expense of $34,536)                                         1,838,537
   Total income                                                                           2,538,939
 EXPENSES:
 Investment advisory fee                                                    $  175,547
 Administrative personnel and services fee                                     125,002
 Custodian fees                                                                  3,531
 Transfer and dividend disbursing agent fees and expenses                       27,285
 Directors'/Trustees' fees                                                      10,016
 Auditing fees                                                                  17,794
 Legal fees                                                                     17,129
 Portfolio accounting fees                                                      44,076
 Printing and postage                                                            5,934
 Insurance premiums                                                              2,472
 Taxes                                                                           7,855
 Miscellaneous                                                                  12,265
   Total expenses                                                              448,906
 Waivers --
   Waiver of investment advisory fee                                          (96,097)
     Net expenses                                                                           352,809
       Net investment income                                                              2,186,130
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
 CONTRACTS:
 Net realized gain on investments and futures contracts                                     281,528
 Net change in unrealized appreciation of investments                                       860,569
   Net realized and unrealized gain on investments and futures                            1,142,097
 contracts
     Change in net assets resulting from operations                                     $ 3,328,227

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF CHANGES IN NET ASSETS

                       LIBERTY TERM TRUST, INC.--1999

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                                          1997            1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                 $   2,186,130  $   2,491,906
 Net realized gain (loss) on investments and futures contracts               281,528      (200,620)
 ($289,808 net loss and $284,843 net gain, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation/depreciation of investments           860,569      (656,479)
 and futures contracts
   Change in net assets resulting from operations                          3,328,227      1,634,807
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                                (2,016,218)    (2,181,152)
 SHARE TRANSACTIONS--
 Cost of shares reacquired from shareholders                             (4,425,281)    (4,854,014)
   Change in net assets resulting from share transactions                (4,425,281)    (4,854,014)
     Change in net assets                                                (3,113,272)    (5,400,359)
 NET ASSETS:
 Beginning of period                                                      41,956,813     47,357,172
 End of period (including undistributed net investment income of       $  38,843,541  $  41,956,813
 $100,488 and $167,417, respectively)

(See Notes which are an integral part of the Financial Statements)

                            FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR ENDED DECEMBER 31,
                                            1997    1996    1995    1994    1993    1992(A)
NET ASSET VALUE, BEGINNING OF PERIOD        $8.54   $8.56   $7.97    $9.10  $9.09     $9.50
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.47    0.48    0.50     0.66   0.78      0.60
Net realized and unrealized gain (loss)
on investments and futures contracts         0.32   (0.08)   0.53    (1.19) (0.02)    (0.42)
Total from investment operations             0.79    0.40    1.03    (0.53)  0.76      0.18
LESS DISTRIBUTIONS
Distributions from net investment income    (0.43)  (0.42)  (0.44)   (0.60) (0.75)    (0.59)
NET ASSET VALUE, END OF PERIOD              $8.90   $8.54   $8.56    $7.97  $9.10     $9.09
MARKET VALUE, PER SHARE END OF PERIOD       $8.38   $7.88   $7.38    $7.13  $8.63    $10.25
TOTAL INVESTMENT RETURNS(B)
Based on net asset value per share           9.44%   4.78%  12.92%   (6.20%) 8.73%     1.75%
Based on market value per share             11.67%  12.14%   9.68%  (10.43%) (8.49%)   8.90%
RATIOS TO AVERAGE NET ASSETS Expenses        0.90%   0.90%   0.90%    0.90%   0.90%    0.90%*
Net investment income                        5.56%   5.60%   6.07%    7.83%   8.46%    8.65%*
Expense waiver/reimbursement(c)              0.25%   0.29%   0.25%    0.24%   0.40%    0.18%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)   $38,844  $41,957  $47,357  $44,851  $51,175  $51,132
Average commission rate paid(d)           $0.0500  $0.0500    --       --      --        --
Portfolio turnover                            141%    252%    238%     393%    402%      164%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 4, 1992 (date of initial public investment) to December 31, 1992.

(b) Total return based on market value per share is calculated using purchase of common stock at the current market price on the first day and sale at the current market price as of the last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan. Total return based on net asset value per share is calculated using purchase of common stock at the current net asset value on the first day and a sale at the net asset value as of the last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

                        NOTES TO FINANCIAL STATEMENTS

                       LIBERTY TERM TRUST, INC.--1999

                              DECEMBER 31, 1997

ORGANIZATION

Liberty Term Trust, Inc.--1999 (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The investment objective of the Fund is to pursue high monthly income and seeks to return full value of the principal of the shares in the year 1999.

Effective February 11, 1997, the Fund received an exemptive order from the Securities and Exchange Commission. The order permits the Fund to invest in shares of target term trusts in quantities that exceed those allowed by statutory limitations. The Fund intends to make such purchases if discounts to net asset value are attractive.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government agency securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-taxable income. The following reclassifications have been made to the financial statements.

          INCREASE (DECREASE)
                       UNDISTRIBUTED NET
   PAID-IN CAPITAL     INVESTMENT INCOME
       $236,841           $(236,841)
Net Investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $6,991,571, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR EXPIRATION AMOUNT
           2000          $686,616
           2002         5,022,908
           2003           992,239
           2005           289,808

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases U.S. government securities futures contracts to hedge fluctuations in the market value of certain portfolio securities. Upon entering into U.S. government securities futures contracts with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended December 31, 1997, the Fund had realized gains on future contracts of $177,217. At December 31, 1997, the Fund had no outstanding futures contracts.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon, and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At December 31, 1997, there were 1,000,000,000 shares of $0.001 par value capital stock authorized.

                      SHARES     AVERAGE PRICE      WEIGHTED
    YEAR ENDED      REACQUIRED     PER SHARE     AVERAGE DISCOUNT
 December 31, 1995       90,200     $7.49            12.36%
 December 31, 1996      621,800     $7.81             8.71%
 December 31, 1997      547,600     $8.08             6.23%
As of December 31, 1997, the Fund has reacquired a total of 1,259,600 shares of capital stock.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.45% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Kathleen M. Foody-Malus has been the Fund's portfolio manager since June 1994. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment advisor from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Susan M. Nason has been the Fund's portfolio manager since June 1994. Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's investment adviser since April 1997. Ms. Nason served as a Vice President of the investment adviser from 1993 to 1997, and as an Assistant Vice President from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended December 31, 1997, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the period ended December 31, 1997, were as follows:

 PURCHASES                                                   $56,716,790
 SALES                                                       $69,766,730

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder may elect to have all dividends (including capital gains distributions) automatically reinvested by State Street Bank and Trust Company, as agent for stockholders (the "Plan Agent"), in additional shares of common stock ("Shares") of the Fund. A stockholder who does not elect to participate in the Plan will receive all such amounts in cash, paid by check, mailed directly to the stockholder of record (or if the Shares are held in street or nominee name, then to the nominee) by the Plan Agent. Stockholders whose Shares are registered in their own names may elect to participate in the Plan by sending written instructions to the Plan Agent at the address set forth below. Stockholders whose Shares are held of record by brokers, nominees, or otherwise in "street name" should contact such brokers or nominees and request that they make arrangements to participate in the Plan on such stockholders' behalf. Upon transferring your Shares between or among brokers or nominees, please note that these transferees may be unable to participate in the Plan. If your brokerage firm, bank, or other nominee is unable to participate in the Plan, you may request your nominee to re-register the shares in your own name so that you may take advantage of the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends"), non-participants in the Plan will receive cash and participants will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participant's account by the purchase of outstanding shares on the open market on the New York Stock Exchange or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Shares, the average purchase price per Share paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market within 30 days of the dividend payment date. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. Interest will not be paid on any uninvested cash payments. Dividends are expected to be paid monthly. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account; or if a participant so desires, the Plan Agent will sell his or her Shares in the Plan and send the proceeds to the participant, less brokerage commissions. The Plan Agent may charge a service fee for performing this service.

The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares received pursuant to the Plan.

In the case of stockholders such as banks, brokers, or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

The automatic reinvestment of dividends (including capital gains distributions) will not relieve participants of any income taxes that may be payable on such dividends.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and the Stockholders of LIBERTY TERM TRUST,
INC.--1999:

We have audited the accompanying statement of assets and liabilities of Liberty Term Trust, Inc.--1999, including the schedule of portfolio investments, as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty Term Trust, Inc.--1999 at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP Pittsburgh, Pennsylvania
February 17, 1998

                                  DIRECTORS

                               John F. Donahue

                              Thomas G. Bigley

                             John T. Conroy, Jr.

                             William J. Copeland

                           J. Christopher Donahue

                                James E. Dowd

                           Lawrence D. Ellis, M.D.

                           Edward L. Flaherty, Jr.

                               Peter E. Madden

                             John E. Murray, Jr.

                              Wesley W. Posvar

                              Marjorie P. Smuts

                                  OFFICERS

                               John F. Donahue

                                  Chairman

                              Richard B. Fisher

                                  President

                           J. Christopher Donahue

                          Executive Vice President

                             Edward C. Gonzales

                          Executive Vice President

                              John W. McGonigle

             Executive Vice President, Treasurer, and Secretary

                              J. Crilley Kelly

                             Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Liberty Term Trust, Inc.--1999

ANNUAL REPORT TO STOCKHOLDERS DECEMBER 31, 1997
[Graphic]
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA  15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 531282101

2022001A (2/98)